                                  SUBSIDIARIES                        EXHIBIT 21

                                          Name                                                          Jurisdiction
--------------------------------------------------------------------------------------------            ------------

1.       TRO, Inc............................................................................................IL
2.       Capital Retail Systems, Inc.........................................................................OH
3.       Consolidated Stores Corporation.....................................................................OH
4.       K.B. Consolidated, Inc..............................................................................OH
5.       Mac Frugal's Bargains o Close-outs Inc..............................................................DE
6.       PNS Stores, Inc.....................................................................................CA
7.       West Coast Liquidators, Inc.........................................................................CA
8.       CSC Distribution, Inc...............................................................................AL
9.       Closeout Distribution, Inc..........................................................................PA
10.      Consolidated Property Holdings, Inc.................................................................NV
11.      C.S. Ross Company...................................................................................OH
12.      Great Basin LLC.....................................................................................DE
13.      Industrial Products of New England, Inc.............................................................ME
14.      Midwestern Home Products, Inc.......................................................................DE
15.      Midwestern Home Products Company, Ltd...............................................................OH
16.      Tool and Supply Company of New England, Inc.........................................................DE
17.      SS Investments Corporation..........................................................................DE
18.      Kay-Bee Center, Inc.................................................................................CA
19.      Southdale Kay-Bee Toy, Inc..........................................................................MN
20.      Mall of America Kay-Bee Toy, Inc....................................................................MN
21.      KB Holdings, Inc....................................................................................NV
22.      Kay-Bee Toy & Hobby Shops, Inc......................................................................MA
23.      KB Toy Distribution South, Inc......................................................................AL
24.      K B Toy of Alaska, Inc..............................................................................AK
25.      K B Toy of Arkansas, Inc............................................................................AR
26.      K B Toy of Arizona, Inc.............................................................................AZ
27.      K B Toy of California, Inc..........................................................................DE
28.      K B Toy of Colorado, Inc............................................................................CO
29.      K B Toy of Connecticut, Inc.........................................................................CT
30.      K B Toy of Florida, Inc.............................................................................FL
31.      K B Toy of Hawaii, Inc..............................................................................NY
32.      Ala Moana Kay-Bee Toy, Inc..........................................................................NY
33.      K B Toy of Idaho, Inc...............................................................................ID
34.      K B Toy of Massachusetts, Inc.......................................................................MA
35.      KB Online Holdings LLC..............................................................................DE
36.      KBkids.com LLC......................................................................................OH
37.      K B Toy of Maryland, Inc............................................................................MD
38.      K B Toy of North Carolina, Inc......................................................................VA
39.      K B Toy of Nebraska, Inc............................................................................NE
40.      Pheasant Kay-Bee Toy, Inc...........................................................................NH
41.      Sonoran LLC.........................................................................................DE
42.      Sahara LLC..........................................................................................DE
43.      K B Toy of New Jersey, Inc..........................................................................NJ
44.      K B Toy of Nevada, Inc..............................................................................NV

FORM 10-K                                                                Page 53

                                                                      Exhibit 21
                                  SUBSIDIARIES

                                          Name                                                          Jurisdiction
--------------------------------------------------------------------------------------------            ------------

45.      K B Toy of Ohio, Inc................................................................................OH
46.      K B Toy of Pennsylvania, Inc........................................................................PA
47.      K B Toy of South Dakota, Inc........................................................................SD
48.      K B Toy of Tennessee, Inc...........................................................................TN
49.      KB Toy of Texas, Inc................................................................................TX
50.      K B Toy of Utah, Inc................................................................................UT
51.      K B Toy of Virginia, Inc............................................................................VA
52.      K B Toy of Washington, Inc..........................................................................WA
53.      K B Toy of Wisconsin, Inc...........................................................................NY
54.      K B Toy of Wyoming, Inc.............................................................................WY
55.      Carolina Kay-Bee Toy, Inc...........................................................................NY
56.      Las Americas Kay-Bee Toy, Inc.......................................................................NY
57.      Rio Hondo Kay-Bee Toy, Inc..........................................................................NY
58.      Centro Del Sur Kay-Bee Toy, Inc.....................................................................NY
59.      Calle Betances Kay-Bee Toy, Inc.....................................................................NY
60.      Bayamon Kay-Bee Toy, Inc............................................................................NY
61.      Cordero Ave. (Caguas) Kay-Bee Toy, Inc..............................................................NY
62.      Atocha Street Kay-Bee Toy, Inc......................................................................NY
63.      Fajardo State Rd. Kay-Bee Toy, Inc..................................................................NY
64.      Main Street (Yauco) Kay-Bee Toy, Inc................................................................NY
65.      Mayaguez Kay-Bee Toy, Inc...........................................................................NY
66.      Aguadilla Kay-Bee Toy, Inc..........................................................................NY
67.      Plaza Del Caribe Kay-Bee Toy, Inc...................................................................NY
68.      Montehiedra Kay-Bee Toy, Inc........................................................................NY
69.      Kay-Bee De Diego Street, Inc........................................................................OH
70.      Kay-Bee Isabela, Inc................................................................................OH
71.      Kay-Bee Palma Real, Inc.............................................................................OH
72.      Kay-Bee Del Norte, Inc..............................................................................OH
73.      Kay-Bee Guayama, Inc................................................................................OH
74.      Kay-Bee Carolina, Inc...............................................................................OH
75.      Kay-Bee Plaza Del Atlantico, Inc....................................................................OH
76.      Kay-Bee Caguas Centrum, Inc.........................................................................OH
77.      Kay-Bee Playa del Sol, Inc..........................................................................OH
78.      Kay-Bee Western Plaza, Inc..........................................................................OH
79.      Kay-Bee Yabucoa, Inc................................................................................OH
80.      Kay-Bee Manati, Inc.................................................................................OH
81.      Kay-Bee Plaza Acquarium, Inc........................................................................OH
82.      Kay-Bee Juncos Plaza, Inc...........................................................................OH
83.      Kay-Bee Plaza Caribe, Inc...........................................................................OH
84.      Barn Acquisition Corporation........................................................................DE
85.      Fashion Barn, Inc...................................................................................NY
86.      Fashion Barn of New Jersey, Inc.....................................................................NJ
87.      Fashion Barn of Florida, Inc........................................................................FL
88.      Fashion Barn of Indiana, Inc........................................................................IN

FORM 10-K                                                                Page 54

                                                                      Exhibit 21
                                  SUBSIDIARIES

                                          Name                                                          Jurisdiction
--------------------------------------------------------------------------------------------            ------------

89.      Fashion Barn of Pennsylvania, Inc...................................................................PA
90.      Fashion Barn of Oklahoma, Inc.......................................................................OK
91.      Fashion Barn of Texas, Inc..........................................................................TX
92.      Fashion Barn of Ohio, Inc...........................................................................OH
93.      Fashion Outlets Corp................................................................................NY
94.      Fashion Barn of Vermont, Inc........................................................................VT
95.      Fashion Barn of Virginia, Inc.......................................................................VA
96.      Fashion Barn of South Carolina, Inc.................................................................SC
97.      Fashion Barn of North Carolina, Inc.................................................................NC
98.      Fashion Barn of West Virginia, Inc..................................................................WV
99.      Fashion Bonanza, Inc................................................................................NY
100.     Rogers Fashion Industries, Inc......................................................................NY
101.     Saddle Brook Distributors, Inc......................................................................NY
102.     DTS, Inc............................................................................................NY
103.     Fashion Barn of Missouri, Inc.......................................................................MO
104.     Fashion Barn, Inc...................................................................................MA
105.     Fashion Barn of Georgia, Inc........................................................................GA


FORM 10-K                                                                Page 55